                                                                   Exhibit 10.14


                               FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, made as of the 31 day of July, 2000 (this "Amendment"), is by and between S2 GOLF INC., a New Jersey corporation ("Borrower"), having its principal place of business at 18 Gloria Lane, Fairfield, New Jersey 07004, and PNC BANK, NATIONAL ASSOCIATION (successor in interest to Midlantic Bank, National Association), a national banking association, having offices at Two Tower Center Boulevard, 8th Floor, East Brunswick, New Jersey 08816 ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Lender and Borrower are engaged in a commercial lending relationship pursuant to a certain Loan and Security Agreement as of December 29, 1994, as amended by the First Amendment to Loan and Security Agreement dated April 9, 1996, by the Second Amendment to Loan and Security Agreement dated as of December 1, 1997, and by the Third Amendment to Loan and Security Agreement dated as of September 23, 1998 (collectively referred to herein as the "Loan Agreement"), pursuant to which Lender has advanced and may in the future advance certain sums of money to Borrower and Borrower has agreed to repay same; and

         WHEREAS, Borrower has or is contemporaneously herewith entering into an Asset Purchase Agreement (the "Lopez Acquisition Agreement") by and between Borrower, as purchaser, and The Arnold Palmer Golf Company, a Tennessee corporation, as seller, for the purchase of the operating division known as NancyLopezGolf(TM) (the "Lopez Acquisition"); and

         WHEREAS, in connection with the Lopez Acquisition, Borrower has requested that Lender increase the Revolving Loan Limit, make a term loan in the amount of $900,000.00, and make certain other changes to the Loan Agreement; and

         WHEREAS, Lender, subject to the terms and conditions set forth in this Amendment, is willing to increase the Revolving Loan Limit, make a term loan in the amount of $900,000.00, and to make certain other changes in the terms and conditions of the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual promises and covenants contained herein, the parties, each intending to be legally bound hereby,. agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         1.01 PREVIOUSLY DEFINED TERMS. All of the capitalized terms not expressly defined in this Amendment shall have the meanings ascribed to such terms in the Loan Agreement, as such terms may be amended in Section 1.02 of this Amendment.


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         1.02 AMENDMENTS TO PREVIOUSLY DEFINED TERMS. The definitions of the following terms are amended as follows:

                  (a) All references to "this Agreement" in the Loan Agreement shall be deemed to mean the Loan Agreement as supplemented and amended by this Amendment.

                  (b) All references to the Revolving Note in the Loan Agreement shall be deemed to mean the Second Restated Note (as defined in Section 2.02 hereof).

                  (c) All references to "Relevant Documents" in the Loan Agreement and this Amendment shall be deemed to include this Amendment and all documents and instruments delivered to the Lender pursuant or incidental to this Amendment or the Loan Agreement (i) by Borrower or any Related Entity, (ii) by any pledgor or grantor of a lien, security interest or other right, or (iii) by any other creditor of Borrower respecting the subordination of such creditor's liens, security interests, and rights to payment to Lender's liens, security interests and rights to payment.

         1.03 NEW TERMS. As used in this Amendment and in the Loan Agreement, the following terms shall have the following meanings (references in this Section 1.03 to "Section" shall be references to Sections of this Amendment):

                  "Capital Expenditures" shall mean all unfinanced expenditures (including capitalized lease payments) for any fixed assets or improvements which have a useful life of more than one (1) year, or for replacements thereof, substitutions therefor or additions thereto.

                  "EBITDA" shall mean earnings (excluding Non-Recurring Income) before interest expense, tax expense, depreciation and amortization, all calculated in accordance with GAAP applied on a consistent basis on a Rolling Twelve-Month Basis.

                  "Fixed Charge Coverage" shall mean the quotient of (a) the difference between EBITDA and Capital Expenditures; divided by (b) scheduled principal and interest payments due on all outstanding principal indebtedness for money borrowed by Borrower, which quotient is calculated in accordance with GAAP consistently applied from period to period on a Rolling Twelve-Month Basis as of the end of each fiscal quarter.

                  "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States of America.

                  "Non-Recurring Income" shall mean income received by Borrower that is either infrequent or unusual, as defined under GAAP.

                  "Rolling Twelve-Month Basis" shall mean, for the purpose of this Agreement, the calculation of any financial covenant or any component of a financial covenant as of the end of each twelve-month period as of the date that is the last day of such period.

                  "Second Restated Note" - as defined in Section 2.02.



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                  "Term Loan" - as defined in Section 2D.

                  "Termination Date" - September 30, 2003.

                  "Undrawn Availability" -- at a particular date, shall mean an amount equal to (a) the Revolving Loan Limit, MINUS (b) the sum of (i) the outstanding principal amount of the Revolving Loans, PLUS (ii) all amounts due and owing to Borrower's trade creditors that are outstanding sixty (60) days beyond normal trade terms,' PLUS (iii) fees and expenses for which Borrower is liable hereunder but which have not been paid or charged as a Revolving Loan."

                                   ARTICLE II

                        AMENDMENTS TO THE LOAN AGREEMENT
                   RELATING TO AMOUNTS AND TERMS OF THE LOANS
                   ------------------------------------------

         2.01 REVOLVING LOANS. Sections 2A. 1(a) and 2A. 1(b) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

                           "(a) Lender may at its discretion, upon the request
                  of Borrower, make loans hereunder to Borrower (a "Revolving Loan" or the "Revolving Loans") from time to time on a revolving loan basis in an aggregate principal amount not in excess at any time outstanding of the Borrower's Revolving Loan Limit; provided that, if the outstanding amount of the Revolving Loans should exceed the Revolving Loan Limit at any time, such excess (i) shall nevertheless be secured by the Collateral and be subject to the terms of this Agreement, and
                  (ii) shall be payable immediately upon demand by Lender. The Revolving Loans shall be payable (x) on the Termination Date, or (y) at such other time as is provided in Section 9, Section 11 or elsewhere in this Agreement, whichever of (x) or (y) shall first occur (the first to occur being referred to as the "Maturity Date"). The Revolving Loans may, but need not, be evidenced by one or more promissory notes (referred to collectively as the "Revolving Note" in the form of EXHIBIT A annexed to this Agreement); except as may be otherwise provided in a Revolving Note, the Revolving Loans shall be payable in accordance with the terms of this Agreement.

                           (b) DEFINITION OF REVOLVING LOAN LIMIT. Borrower's
                  Revolving Loan Limit shall be the lesser of (1) $8,000,000.00 less 50% of the aggregate face amount of all outstanding but undrawn Letters of Credit, or (ii) the amount determined by the following formula:

                                    (A) 80% of the face amount of Qualified
                           Accounts (less reserves determined by Lender for advertising allowances, warranty claims and other contingencies), which percentage Lender may increase or decrease from time to time as Lender in its sole and absolute discretion may determine; PLUS


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                                    (B) the lesser of (i) 60% of the Net Value
                           of Qualified Inventory or (ii) Three Million, Five Hundred Thousand Dollars ($3,500,000.00) which percentage or amount Lender may increase or decrease from time to time as Lender in its sole and absolute discretion may determine; MINUS

                                    (C) 50% of the aggregate face amount of all
                           outstanding but undrawn Letters of Credit; MINUS

                                    (D) An amount, as may be determined by
                           Lender, up to the aggregate amount of all taxes, assessments, charges, indebtedness and liabilities, if any, the validity of which Borrower is contesting as permitted under Section 5.2 of this Agreement.

                                    Lender shall have the right to increase or
                           decrease the Revolving Loan Limit from time to time. The Revolving Loan Limit shall be subject to the limitation stated in Section 11.3 in the event of notice of termination of this Agreement. If Lender, without prior notice to Borrower, decreases the Revolving Loan Limit to an amount below the then outstanding balance of the Revolving Loans, Borrower will have until the earlier of (A) 15 days after such reduction or (B) the Maturity Date, to repay the amount outstanding in excess of the new Revolving Loan Limit and, until repaid, Lender will have no obligation to accept checks or otherwise advance any additional Revolving Loans.

                                    It is further agreed that, during the period
                           from January through April in any calendar year while this Agreement is in effect, the maximum amount available to be borrowed with respect to subsection 2A. 1 (b)(ii) set forth above shall be increased by up to $250,000.00 in excess of the funds that would normally be available to be borrowed under subsection 2A.1(b)(ii) ("Seasonal Advance"). All Seasonal Advances shall be secured by the Collateral and as of May 1 of each calendar year, any outstanding Seasonal Advance shall be immediately due and payable at such time."

         2.02 SECOND RESTATED NOTE. Simultaneously with the execution and delivery of this Amendment, the Restated Secured Revolving Loan Note dated December 1, 1997, shall be restated in the form attached hereto as EXHIBIT A (the "Second Restated Note"), providing for, among other things, the amendments provided for by this Amendment, and upon the execution and delivery of the Second Restated Note, the Restated Secured Revolving Loan Note shall be marked "cancelled because restated" and returned to Borrower.

         2.03 REVOLVING LOANS. Section 2A.1(c)(ii)(E) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:



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                           "(E) The Account is not due from an Account Debtor
                  which has more than fifty (50%) percent, in dollar value, of its Accounts due to Borrower which does not qualify under Subsection (D);"

         2.04 UNUSED LINE FEE. The following new Section 2A.8 of the Loan Agreement is hereby inserted immediately after Section 2A.7 of the Loan
Agreement:

                  "2A.8 UNUSED LINE FEE. In addition to interest and all other fees and expenses described in this Agreement, Borrower agrees to pay Lender, on the first Banking Day of each calendar month, an amount equal to (A) one-quarter of one percent (0.25%) multiplied by the difference between (a) $8,000,000.00 and (b) the sum of (i) the average principal balance of the Revolving Loans outstanding in the preceding calendar month, calculated in accordance with
Section 2A. 5(a) hereof, and (ii) the average aggregate face amount of Letters of Credit issued but undrawn during the preceding calendar month, divided by (B) twelve."

         2.05 TERM LOAN. The following new Section 2D. of the Loan Agreement, TERM LOAN, is hereby inserted in the Loan Agreement immediately after Section 2C. of the Loan Agreement as follows:

                  "2D.     TERM LOAN:

                  (a) Borrower has requested, and Lender has agreed to provide, a term loan in the sum of Nine Hundred Thousand Dollars ($900,000.00) (the "Term Loan") to finance, in part, the acquisition by Borrower of assets of The Arnold Palmer Golf Company, a Tennessee corporation (the "Palmer Company"), including its operating division known as NancyLopezGolf(TM), pursuant to an Asset Purchase Agreement by and between Borrower, as purchaser, and the Palmer Company, as seller (assets acquired by Borrower pursuant to such Asset Purchase Agreement are hereinafter collectively known as the "Nancy Lopez Assets"), which Term Loan shall be evidenced by that certain Secured Term Loan Note in the form attached hereto as Exhibit B (the "Term Loan Note") to be executed contemporaneously herewith and which shall be repaid according to the terms hereof and thereof

                  (b) Borrower shall pay principal and interest to Lender on the first Banking Day of each calendar month based on a three-year principal amortization schedule as shall be more fully set forth in the Term Loan Note. Once repaid, the principal of the Term Loan may not be reborrowed.

                  (c) Each payment of principal and interest with respect to the Term Loan, howsoever designated by Borrower, shall be applied, first, on account of accrued and unpaid interest, second, on account of the then currently scheduled payment of principal, and, third, to the outstanding principal balance of the Term Loan in the inverse order of the maturity thereof

                  (d) Anything herein to the contrary notwithstanding, the outstanding principal balance of the Term Loan shall be due and payable, in full, together with all accrued



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                  and unpaid interest, fees and charges, if any, immediately upon the earlier of (i) August 1, 2003, or (ii) the termination, for any reason and whether voluntarily or involuntarily, of the Revolving Loan or this Agreement.

                  (e) The Term Loan shall bear interest at a fluctuating interest rate per annum equal at all times to one and one-half percent (1.5%) above Lender's Prime Rate in effect from time to time, each change in such fluctuating rate to take effect simultaneously with the corresponding change in the Prime Rate, without notice to Borrower."

         2.06 TERM LOAN NOTE. The Loan Agreement is further hereby amended by attaching thereto as Exhibit B a Secured Term Loan Note in the form attached hereto as Exhibit B (the "Term Loan Note").

         2.07 OBLIGATIONS. Subsection 3 .2(a)(i) of the Loan Agreement is deleted in its entirety and replaced with the following:

                  "(i) all principal of and interest on the Loans and all other sums payable by Borrower or any Related Entity under the terms of this Agreement or any of the Relevant Documents,".

         2.08 COLLATERAL. Clauses (ix) and (x) of Section 3.2(b) of the Loan Agreement, DEFINITIONS OF "OBLIGATIONS," "COLLATERAL" AND "EQUIPMENT", are hereby deleted in their entirety and replaced with the following:

         "(ix) all right, title and interest of Borrower in and to all domain names and all web sites, including, but not limited to, the web site at www.nancylopezgolf.com, (x) all rights and remedies which Borrower might exercise with respect to any of the foregoing but for the execution of this Agreement; and (xi) all accessions and additions to, replacements and substitutions for, and proceeds and products of, the items described in the preceding clauses (i) through (x)."

         2.09 AFFIRMATIVE COVENANTS. Section 5.6 of the Loan Agreement, ACCESS TO RECORDS AND PROPERTY, is hereby amended by inserting the following sentence at the end thereof:

          "Borrower shall pay Lender Seven Hundred Fifty Dollars ($750.00) for each day of each person who conducts any of the aforesaid field inspections and/or examinations, which fees shall be paid by Lender charging the Revolving Loan on the first Banking Day of the subsequent calendar month; except that, at such times as an Event of Default shall exist, Lender may charge the Revolving Loan immediately after each day of field inspections and/or examinations is conducted."

         2.10 NEW AFFIRMATIVE Covenants. The following new Sections 5.16 and
5.17 of the Loan Agreement, FIXED CHARGE COVERAGE AND MOVING ASSETS TO NEW JERSEY, are hereby inserted in the Loan Agreement immediately after Section 5.15 of the Loan Agreement as follows:



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                  "5.16. FIXED CHARGE COVERAGE. Maintain the Fixed Charge
                  Coverage as not less than 1.0 to 1.0 as at the end of each fiscal quarter.

                  5.17. MOVING ASSETS TO NEW JERSEY. Within ten (10) days of the date of the Fourth Amendment to Loan and Security Agreement by and between Borrower and Lender, move and transport the Nancy Lopez Assets to New Jersey and place all fixtures that are part of the Nancy Lopez Assets at Borrower's office at 18 Gloria Lane, Fairfield, New Jersey."

         2.11 NEGATIVE COVENANT REGARDING TANGIBLE NET WORTH. Section 6.19 of the Loan Agreement is deleted in its entirety and replaced with the following:

                  6.19 TANGIBLE NET WORTH. Cause or permit Tangible Net Worth to be less than (i) $1,500,000.00 at any time during the fiscal year ending December 31, 2000, or (ii) $2,200,000.00 at any time from and after January 1, 2001; the term Tangible Net Worth meaning, as of the time of any determination thereof, the difference between (a) the sum of (i) the par value (or value stated on the books of Borrower) of the capital stock of all classes of Borrower, plus (or minus in the case of a deficit) (ii) the amount of Borrower's surplus, whether capital or earned, less (b) the sum of treasury stock, unamortized debt discount and expense, good will, trademarks, trade names, patents, deferred charges (exclusive of deferred taxes), leasehold improvements and other intangible assets, and any write-up of the value of any assets, all determined in accordance with generally accepted accounting principles, applied on a consistent basis.

         2.12 NEGATIVE COVENANT REGARDING CAPITAL EXPENDITURES. Section 6.20 of the Loan Agreement, CAPITAL EXPENDITURES, is deleted in its entirety and replaced with the following:

          "6.20 CAPITAL EXPENDITURES. Enter into any agreement to purchase or pay for, or become obligated to pay for, Capital Expenditures, long term leases, capital leases or sale lease-backs, in an amount aggregating in excess of $100,000.00 during any fiscal year except the fiscal year 2000, for which the aforementioned limit shall be $150,000.00."

         2.13 JUDGMENTS. Section 8.12 of the Loan Agreement, JUDGMENTS, is deleted in its entirety and replaced with the following:

          "8.12 JUDGMENTS. One or more judgments or orders for the payment of money exceeding $100,000.00 in the aggregate are rendered against Borrower, and any such judgment or order continues unsatisfied and not effectively stayed for a period of thirty (30) consecutive days, unless the same shall be contested in good faith and for which Borrower shall establish a reserve that is satisfactory to Lender in its sole and absolute discretion;"

         2.14 TERMINATION. Section 11.2 of the Loan Agreement is deleted in its entirety and replaced with the following:



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                  "11.2    TERMINATION BY BORROWER.

                           Borrower may terminate this Agreement only upon:

                                    (i) giving ninety (90) days' prior written
                           notice to Lender of the intended termination day;

                                    (ii) paying to Lender in full the principal
                           and interest of the Loans, and all other Obligations under this Agreement and the Relevant Documents; and

                                    (iii) paying to Lender, as liquidated
                           damages, if the termination date is on or before September 29, 2003, a sum equal to one percent of the average of the daily outstanding principal amounts of the Loans during the twelve months preceding the date on which Lender receives notice of Borrower's intent to terminate this Agreement, calculated in accordance with Section 2A.5(a) hereof"

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          Borrower represents and warrants to Lender, knowing and intending that Lender will rely thereon in entering into this Amendment, that the following statements are true and accurate:

         3.01 AFFIRMATION OF REPRESENTATIONS. All of the representations and warranties contained in Section 4 of the Loan Agreement, as. such Section may be amended by this Amendment, are, immediately after the execution and delivery of this Amendment, true and accurate as of the date hereof with the same force and effect as though such representations and warranties had been more fully set forth herein and made on the date hereof.

         3.02 DUE AUTHORIZATION: NO DEFAULT.

(a) The execution, delivery and performance by Borrower of this Amendment and the Relevant Documents are within Borrower's powers, have been duly authorized by all necessary action on the part of Borrower and (i) do not and will not (A) require any consent or approval of the stockholders of Borrower, or (B) constitute or result in a breach of, or default under (with due notice or passage of time or both) any agreement, undertaking, or instrument to which Borrower is a party or by which it may be affected, or (C) result in the creation or imposition of any lien or restriction on any assets of the Borrower, other than liens in favor of Lender, and (ii) are not and will not be prevented or limited by, or violate, conflict with or breach Borrower's Certificate of Incorporation or By-laws, or any applicable law or regulations, or any judgment, order, award or decree of any judicial body or other governmental authority or arbitrator applicable to Borrower or any of Borrower's assets.



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


                  (b) This Amendment and the Relevant Documents upon their execution and delivery will have been duly executed and delivered by the Borrower and each such document and the Loan Agreement, as amended by this Amendment, will be legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms and provisions except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors' rights generally.

         3.03 NO GOVERNMENTAL CONSENT NECESSARY. No authorization, approval or other action by, and no notice to or filing with, any Person or governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of this Amendment or any of the Relevant Documents.

         3.04 LIST OF PROCEEDINGS. Except as described on SCHEDULE 1 to this Amendment, there is no claim, action, suit, proceeding, inquiry, hearing or investigation pending or (to the knowledge of Borrower) threatened against Borrower or any of its assets, in any court of law or equity, or before or by any federal, state or local governmental authority or before any arbitrator. Except as described on SCHEDULE 1 to this Amendment, there are no unsatisfied judgments or awards against Borrower or any of its assets.

         3.05 BROKERAGE COMMISSIONS. No Person is entitled to receive from Borrower any brokerage commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Amendment. No brokerage or other fee, commission or compensation is to be paid by Lender by reason of any act, alleged act or omission of Borrower with respect to the transactions contemplated hereby.

         3.06 NO DEFENSES TO PAYMENT. Borrower has no defenses to the repayment of the Obligations and has no claims or rights of set-off against Lender in connection with the Obligations.


                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

         4.01 ENTIRE AGREEMENT: AMENDMENTS: LENDER'S CONSENT. This Amendment (including the Schedules hereto) and the Relevant Documents amend and supplement the Loan Agreement and the Relevant Documents delivered prior to the date hereof, and otherwise supersede, with respect to their subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Amendment or any of the Relevant Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.




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


         4.02 GENDER. Throughout this Amendment, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Amendment indicates otherwise.

         4.03 BINDING EFFECT: GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. This Amendment, the Relevant Documents and the other documents delivered in connection with this Amendment shall be governed by, and construed in accordance with, the laws (both substantive and procedural, and without reference to conflicts of laws) of the State of New Jersey.

         4.04 SEVERABILITY OF PROVISIONS. Any provision of this Amendment or any of the Relevant Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, or such Relevant Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.05 HEADINGS. The headings preceding the text of this Amendment are inserted solely for convenience of reference and shall not constitute a part of this Amendment nor affect its meaning, construction or effect.

         4.06 EXHIBITS AND SCHEDULES. All of the Exhibits and Schedules to this Amendment are hereby incorporated by reference herein and made a part hereof.

         4.07 LOAN AGREEMENT: FULL FORCE AND EFFECT. Except, and solely to the extent, that the same has been specifically modified, amended or supplemented herein, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

         4.08 NO WAIVER OF DEFAULT. Borrower hereby acknowledges and agrees that the execution, delivery and performance of this Amendment and the Relevant Documents by Lender is not intended, and shall not be deemed, to be a waiver or release of any Event of Default as defined under the Loan Agreement, and that Lender reserves all of its rights and remedies to which it may be entitled, whether an Event of Default occurred at, before or after the date of this Amendment.

         4.09 WAIVER OF TRIAL BY JURY. TO THE FULL EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO THE LOAN AGREEMENT OR THE RELEVANT DOCUMENTS.

         4.10 CONFLICTS WITH LOAN AGREEMENT. If any term, condition or provision of this Amendment is inconsistent or conflicts with any term, condition or provision of the Loan Agreement, the term, condition or provision of this Amendment shall govern to the extent of such inconsistency or conflict.



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         4.11 ANNUAL REVIEW. The execution of this Amendment shall serve as the annual review for Borrower's Revolving Loan.

         4.12 CONDITIONS PRECEDENT. The effectiveness and enforceability of this Amendment are conditioned on the consummation of the following conditions precedent:

         (i) The consummation of the Lopez Acquisition;

         (ii) The execution by Borrower, and delivery to Lender, of this Amendment, the Second Restated Secured Revolving Note, the Term Loan Note, the Patent Security Agreement, the Trademark Security Agreement, UCC-1 Financing Statements, Assignment of Leases and such other documents as Lender shall deem to be required, necessary or desirable in its reasonable judgment (collectively, the "Amendment Documents");

         (iii) Receipt by Lender of results of searches for UCC financing statements, judgments, tax liens and the like that are reasonably acceptable to Lender;

         (iv) Receipt by Lender of perfected, first-priority security interests in the Collateral;

         (v) Lender's satisfaction, in its sole and absolute discretion, with the Lopez Acquisition Agreement;

         (vi) The payment of an amendment fee in the amount of Forty Thousand Dollars ($40,000.00) by Borrower to Lender;

         (vii) Receipt by Lender of an opinion of Borrower's legal counsel that the Lopez Acquisition is effective, that Borrower has duly executed and delivered to Lender the Amendment Documents, and that such other issues as Lender may require to be addressed are satisfactory;

         (viii) Receipt by Lender of duly-executed, original UCC-3 Termination or Release Financing Statements for such UCC filings as may be required by Lender in its sole and absolute determination;

         (ix) Confirmation by Lender that, after giving effect to the Lopez Acquisition and after advancing the Revolving Loans that will be made in connection therewith, the Undrawn Availability shall equal or exceed Five Hundred Thousand Dollars ($500,000.00); and

         (x) Receipt by Lender of such other documents, reports and evidence as Lender shall require in its sole and absolute discretion.



                            [Signature Page Follows]


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


         IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by duly authorized corporate officers and sealed with their seal the day and year first above written.

S2 GOLF INC.


By:  /s/ Douglas A. Buffington
    ----------------------------------
Name:     DOUGLAS A. BUFFINGTON
Title:    President



PNC BANK, NATIONAL ASSOCIATION


By:  /s/ Kenneth S. Kaestner
    ----------------------------------
Name:    Kenneth S. Kaestner
Title:   Assistant Vice President

                                   EXHIBIT "A"
                                   -----------

                   SECOND RESTATED SECURED REVOLVING LOAN NOTE
                   -------------------------------------------

                                 SECOND RESTATED
                           SECURED REVOLVING LOAN NOTE
                           ---------------------------

$8,000,000.00                                              As of July 31, 2000


          FOR VALUE RECEIVED, the undersigned, S2 GOLF INC., a corporation organized under the laws of New Jersey, ("Borrower"), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, its successors or assigns ("Lender") upon the Maturity Date, as defined in the Agreement (as hereinafter defined), the principal sum of EIGHT MILLION DOLLARS ($8,000,000.00) or, if different, the aggregate unpaid principal amount of all Revolving Loans made by Lender to Borrower pursuant to the Loan and Security Agreement, dated December 29, 1994, as amended by the First Amendment to Loan and Security Agreement dated April 9, 1996, the Second Amendment to Loan and Security Agreement dated as of December 1, 1997, and as amended by the Third Amendment to Loan and Security Agreement, dated the date hereof, and any amendments, extensions or renewals thereof (the "Agreement"), and to pay interest as hereinafter provided on all principal of Revolving Loans remaining unpaid from time to time, from the date of each such Loan until its payment in full. Both principal and interest hereunder shall be payable in lawful money of the United States of America, and in immediately available funds, at the office of Lender located at Two Tower Center Boulevard, East Brunswick, New Jersey 08816, or at such other place as the holder hereof may from time to time designate in writing.

          All of the provisions of the Agreement are incorporated herein by reference and, in the event of ambiguity or inconsistency between any provisions of the Agreement and this Second Restated Secured Revolving Loan Note (this "Note"), the provisions of the Agreement shall prevail. Any term in initial capitals in this Note and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

          Interest on principal amounts hereunder shall be payable monthly in arrears on the first Banking Day in each calendar month, commencing the date hereof, and on the Maturity Date, at a fluctuating interest rate per annum equal at all times to one-quarter percent (`/4%) above the Prime Rate of Lender in effect from time to time; provided that any amount of principal (or, to the extent permitted ~ payable hereunder which is not paid when due (whether after demand, by acceleration or otherwise) and whether before or after judgment shall bear interest payable on demand, from the day when said amount becomes due as aforesaid until it is paid in full, at a fluctuating interest rate per annum equal at all times to the Default Rate (as defined in the Agreement). Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the prime rate. The prune rate applicable to this Note shall be the rate of interest announced from time to tune by Lender as its "prime rate" or "prime lending rate". This rate of interest is determined from time to time by Lender as a means of pricing some loans to its customers and it is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by Lender to any particular class or category of customers. Lender shall present a monthly invoice to Borrower reflecting the interest payment due, but any failure or delay by Lender in submitting invoices for interest payments shall not discharge or relieve Borrower of the obligation to make such interest payments.

          The Borrower authorizes the Lender to debit any loan or deposit account maintained by it with the Lender for accrued interest, as and when due. Such authorization shall not affect the Borrower's obligation to pay when due all amounts payable hereunder whether or not there are sufficient funds in any such accounts. The foregoing shall be in addition to and not in limitation of any rights of set-off which Lender may have.

          This Note has been issued under the Agreement and is secured thereby and entitled to the benefits thereof. Reference is made to the Agreement for a description of the property to be subject thereto from time to time. The Agreement contains, among other terms, provisions for acceleration of the indebtedness hereunder upon the happening of certain stated events.

         Notwithstanding any other provision of this Note or the Agreement, the maturity hereof shall be accelerated as provided in the Agreement upon termination of the Agreement by Borrower.

         If this Note is mutilated, lost, stolen or destroyed, then upon surrender thereof (if mutilated) or receipt of evidence and indemnity (if lost, stolen or destroyed) Borrower shall execute and deliver a new promissory note of like tenor.

         This Note shall be subject to prepayment on such terms and conditions and upon payment of such prepayment penalty or liquidated damages, if any, as is provided in the Agreement.

         Borrower and any endorser, surety or guarantor of this Note hereby each
(a) waive presentment for payment, demand, notice of dishonor, protest, notice or protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, except as may be specifically otherwise provided in the Agreement, (b) consent that, without notice to or release of the liability of any such party, the obligations of any party may from time to time, in whole or part, be renewed, extended, modified, accelerated, compromised, settled or released by Lender, and (c) waive all defenses based on suretyship or impairment of collateral.

         TO THE FULL EXTENT PERMITTED BY LAW BORROWER AND LENDER HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS OBLIGATION AND AS PROVIDED IN THE AGREEMENT.

         THE OBLIGATIONS OF BORROWER HEREUNDER ARE JOINT AND SEVERAL.

         This Note evidences indebtedness created under the Agreement which indebtedness is continued in full force and effect on a continuous basis, unimpaired and undischarged, under this Note. This Note is issued in substitution for, but not as payment or satisfaction of, the Restated Secured Revolving Loan Note issued under the Agreement

                            [Signature Page Follows]

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed this Note as of the date first above written.

WITNESS:                                        S2 GOLF INC.



By: /s/ Lynn C. Buffington                      By: /s/ Douglas A. Buffington
   -----------------------------                   -----------------------------
Print Name:  Lynn C. Buffington                 Name:  DOUGLAS A. BUFFINGTON
                                                Title: President

                                   EXHIBIT "B"
                                   -----------
                             SECURED TERM LOAN NOTE
                             ----------------------

                             SECURED TERM LOAN NOTE
                             ----------------------

$900,000.00                                                       July 31, 2000


             FOR VALUE RECEIVED, the undersigned, S2 GOLF INC., a corporation organized under the laws of New Jersey, ("Borrower"), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Lender") the principal sum of NINE HUNDRED THOUSAND DOLLARS ($900,000.00) (the "Term Loan") as hereinafter provided, and to pay interest as hereinafter provided on the unpaid principal balance of this Secured Term Loan Note (this "Note") from time to time, from the date hereof until the principal hereof is paid in full. Both principal and interest hereunder shall be payable in lawful money of the United States of America, and in immediately available funds, at the office of PNC Bank, National Association, as Agent for the Lender, located at Two Tower Center Boulevard, 8th Floor, East Brunswick, New Jersey 08816, or at such other place as the holder hereof may from time to time designate in writing.

             The principal hereof shall be repaid as follows (i) on the first Banking Day of each calendar month in the amount of Twenty-Five Thousand Dollars ($25,000.00) commencing on September 1, 2000, and continuing each month thereafter to and including July 1, 2003; and (ii) a final installment on August 1, 2003, when the entire unpaid balance of principal of, and any accrued interest upon, the Term Loan shall be due and payable in full without setoff, deduction or counterclaim.

         Interest on principal amounts hereunder shall be payable monthly in arrears on the first Banking Day in each calendar month, commencing on September 1, 2000, and on the final day when said principal amounts become due, at a fluctuating interest rate per annum equal at all times to one and one-half percent (1.5%) above the Prime Rate of Lender in effect from time to time; provided that any amount of principal (or, to the extent permitted by law, of interest) payable hereunder which is not paid when due (whether after demand, by acceleration or otherwise) and whether before or after judgment shall bear interest payable on demand, from the day when said amount becomes due as aforesaid until it is paid in full, at a fluctuating interest rate per annum equal at all times to the Default Rate (as defined in the Agreement (as hereinafter defined)). Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Prime Rate. The Prime Rate applicable to this Note shall be the rate of interest announced from time to time by Lender as its "prime rate" or "prime lending rate". This rate of interest is determined from time to time by Lender as a means of pricing some loans to its customers and it is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by Lender to any particular class or category of customers. Lender shall present a monthly invoice to Borrower reflecting the interest payment due, but any failure or delay by Lender in submitting invoices for interest payments shall not discharge or relieve Borrower of the obligation to make such interest payments.

This Note has been issued under, and is secured by, the Loan and Security Agreement, dated December 29, 1994, as amended by the First Amendment to Loan and Security Agreement dated April 9, 1996, the Second Amendment to Loan and Security Agreement dated as of December 1,

1997, the Third Amendment to Loan and Security Agreement dated as of September 23, 1998, and as amended by the Fourth Amendment to Loan and Security Agreement dated the date hereof, and any amendments, extensions or renewals thereof (the "Agreement") between Borrower and Lender, and is entitled to the benefits thereof Reference is made to the Agreement for a description of the property to be subject thereto from time to time. The Agreement contains, among other terms, provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         All of the provisions of the Agreement are incorporated herein by reference and, in the event of ambiguity or inconsistency between any provisions of the Agreement and this Note, the provisions of the Agreement shall prevail. Any term in initial capitals in this Note and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

             NOTWITHSTANDING THE FOREGOING, UPON THE TERMINATION OF THE REVOLVING LOAN, WHETHER VOLUNTARILY OR INVOLUNTARILY, AND WHETHER UPON ACCELERATION OR AT THE TERMINATION DATE OR OTHERWISE, THE ENTIRE UNPAID BALANCE OF PRINCIPAL OF, AND ANY ACCRUED INTEREST UPON, THE TERM LOAN SHALL IMMEDIATELY BE DUE AND PAYABLE IN FULL WITHOUT SETOFF, DEDUCTION OR COUNTERCLAIM.

             Borrower authorizes the Lender to debit any loan or deposit account maintained by it with the Lender for accrued principal and interest, as and when due. Such authorization shall not affect the Borrower's obligation to pay when due all amounts payable hereunder whether or not there are sufficient funds in any such accounts. The foregoing shall be in addition to and not in limitation of any rights of set-off which the Lender may have.

             Notwithstanding any other provision of this Note or the Agreement, the maturity hereof shall be accelerated as provided in the Agreement upon termination of the Agreement by Borrower.

             If this Note is mutilated, lost, stolen or destroyed, then upon surrender thereof (if mutilated) or receipt of evidence and indemnity (if lost, stolen or destroyed) Borrower shall execute and deliver a new promissory note of like tenor.

             This Note shall be subject to prepayment on such terms and conditions and upon payment of such prepayment penalty or liquidated damages, if any, as is provided in the Agreement.

          Borrower and any endorser, surety or guarantor of this Note hereby each (a) waive presentment for payment, demand, notice of dishonor, protest, notice or protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, except as may be specifically otherwise provided in the Agreement, (b) consent that, without notice to or release of the liability of any such party, the obligations of any party may from time to time, in whole or part, be renewed, extended, modified, accelerated, compromised, settled or released by Lender, and (c) waive all defenses based on suretyship or impairment of collateral.

             THE PARTIES HERETO HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THE OBLIGATION EVIDENCED HEREBY.

             THE OBLIGATIONS OF BORROWER HEREUNDER ARE JOINT AND SEVERAL.



                            [Signature Page Follows]

             IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has caused this Note to be executed as of the date first above written.



WITNESS:                                       S2 GOLF INC.



By:  /s/ Lynn C. Buffington                    By:  /s/ Douglas A. Buffington
     ---------------------------------              ----------------------------
Print Name:  Lynn C. Buffington                Name:  DOUGLAS A. BUFFINGTON
                                               Title:   President

                                   SCHEDULE I
                                   ----------

                                   Proceedings
                                   -----------

                  On July 21, 1999, a former Vice President of the Company filed a complaint against the Company in the Essex County Superior Court of New Jersey in connection with the termination of his employment. He claims damages of approximately $50,000.00.